                                                                    EXHIBIT 10.3


                                                                  EXECUTION COPY





                            INDEMNIFICATION AGREEMENT


                                      among


                       FINANCIAL SECURITY ASSURANCE INC.,

                      NATIONAL FINANCIAL AUTO FUNDING TRUST

                                       and

                        FIRST UNION CAPITAL MARKETS CORP.








                            Dated as of July 23, 1997


                       National Auto Finance 1997-1 Trust
                    6.35% Automobile Receivables-Backed Notes
                                   $66,891,200

                                TABLE OF CONTENTS


                                                                           Page

Section 1.     Definitions                                                   1

Section 2.     Representations, Warranties and Agreements of
               Financial Security                                            4

Section 3.     Representations, Warranties and Agreements of
               the Underwriter                                               7

Section 4.     Indemnification                                               8

Section 5.     Indemnification Procedures                                    9

Section 6.     Contribution                                                 10

Section 7.     Miscellaneous                                                11



EXHIBIT A Opinion of Assistant General Counsel

                            INDEMNIFICATION AGREEMENT



         INDEMNIFICATION AGREEMENT dated as of July 23, 1997, among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), NATIONAL FINANCIAL AUTO FUNDING TRUST (the "Company") and FIRST UNION CAPITAL MARKETS CORP. (the "Underwriter"):

         Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings provided below:

         "Agreement" means this Indemnification Agreement, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof.

         "Commission" means the SEC Commission.

         "Company Party" means any of the Company, its subsidiaries and affiliates and any trustee, holder of beneficial ownership interest, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Federal Securities Laws" means the Securities Act, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Public Utility Holding Company Act of 1935, each as amended from time to time, and the rules and regulations in effect from time to time under such Acts.

         "Financial Security Agreements" means this Agreement, the Spread Account Agreement and the Insurance Agreement.

         "Financial Security Information" has the meaning provided in Section 2(g) hereof.

         "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section 4 hereof.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section 4 hereof.

         "Indenture" means the Indenture dated as of June 29, 1997, between National Auto Finance 1997-1 Trust and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent.

         "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of July 23, 1997, among Financial Security, the Trust, the Company and NAFI, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Losses" means (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or expenses incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

         "NAFI" means National Auto Finance Company, Inc., a Delaware corporation.

         "Offering Document" means the Prospectus and any other material or documents delivered by the Underwriter or any Underwriter Party to any Person in connection with the offer or sale of the Securities.

         "Person" means any individual, partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization or other organization or entity (whether governmental or private).

         "Policy" means the financial guaranty insurance policy delivered by Financial Security with respect to the Securities.

         "Prospectus" means any prospectus or preliminary prospectus relating to the Securities included in the Registration Statement or filed with the Commission (including all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to the Rules and Regulations), as the same may be amended or supplemented from time to time; provided, however, that if any revised prospectus shall be provided by the Company for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424 of the Securities Act (whether or not such revised prospectus is required to be filed by the Seller pursuant to Rule 424 of the Securities Act), the term "Prospectus" shall refer to such revised Prospectus from and after the time it is first provided to the Underwriter or any Underwriter Party for such use.

         "Registration Statement" means the registration statement on Form S-3 (No. 333-28829) including a prospectus and any amendments thereto relating to the Securities, and any registration statement required to be filed under the Securities Act or the Rules and Regulations (including all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to the Rules and Regulations), as the same may be amended or supplemented from time to time.

         "Rules and Regulations" means the rules and regulations of the Commission under the Securities Act.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of June 29, 1997, among the Trust, the Company, NAFI, as Servicer, and Harris Trust and Savings Bank, not in its individual capacity but solely as Trust Collateral Agent.

         "Securities" means the National Auto Finance 1997-1 Trust $66,891,200 6.35% Automobile Receivables-Backed Notes, described in the Offering Document and issued pursuant to the Indenture and covered by the Policy.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, and any rule or regulation in effect from time to time under such Act.

         "Spread Account Agreement" means the Master Spread Account Agreement dated as of July 23, 1997, by and among the Company, Financial Security, the Collateral Agent and the Trustee specified therein, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Trust" means the National Auto Finance 1997-1 Trust, a Delaware business trust.

         "Underwriter Information" has the meaning provided in Section 3(c) hereof.

         "Underwriter Party" means any of the Underwriter, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Underwriting Agreement" means the Underwriting Agreement dated as of July 17, 1997, between the Company and the Underwriter, with respect to the offer and sale of the Securities, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         Section 2. Representations, Warranties and Agreements of Financial Security. Financial Security represents, warrants and agrees with the parties hereto as follows:

         A. Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

         B. Authorization, Etc. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

         C. Validity, Etc. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

         D. Exemption From Registration. The Policy is exempt from registration under the Securities Act.

         E. No Conflicts. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

         F. Financial Information. The consolidated balance sheets of Financial Security as of December 31, 1995 and December 31, 1996 and the related consolidated statements of income, changes in shareholder's equity and cash flows for the fiscal years then ended and the interim consolidated balance sheet of Financial Security as of March 31, 1997, and the related statements of income, changes in shareholder's equity and cash flows for the interim period then ended, furnished by Financial Security to the Underwriter, fairly present in all material respects the financial condition of Financial

                  Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

         G. Financial Security Information. The information in the Prospectus set forth under the caption "The Insurer", or such additional information as may be deemed to be included in the Prospectus pursuant to the second paragraph under the heading "Incorporation of Certain Documents By Reference" on page S-3 of the Prospectus (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of the Prospectus and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

         H. Additional Information. Financial Security will furnish to the Underwriter or the Company, upon request of the Underwriter or the Company, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments). In addition, if the delivery of a Prospectus relating to the Securities is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Securities, the Company or the Underwriter will notify Financial Security of such requirement to deliver a Prospectus and Financial Security will promptly provide the Underwriter and the Company with any revisions to the Financial Security Information that are in the judgment of Financial Security necessary to prepare an amended Prospectus or a supplement to the Prospectus.

         I. Opinion of Counsel. Financial Security will furnish to the Underwriter and the Company on the closing date for the sale of the Securities an opinion of its Assistant General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Company and the Underwriter.

         J. Consents and Reports of Independent Accountants. Financial Security will furnish to the Underwriter and the Company, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance Agreement, a copy of the Prospectus, including either a manually signed consent or a manually signed report of Financial Security's independent accountants, and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its claims-paying ability by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Prospectus and the facts and assumptions considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

         Section 3. Representations, Warranties and Agreements of the Underwriter. The Underwriter represents, warrants and agrees with the parties hereto as follows:

         A. Compliance With Laws. The Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Offering Document.

         B. Offering Document. The Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the information in respect of Financial Security included in the Prospectus. Each Offering Document will include the following statement:

                           "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law".

                  Each Offering Document including financial information with respect to Financial Security prepared in accordance with generally accepted accounting principles will include the following statement immediately preceding such financial information:

                           "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations."

         C. Underwriter Information. All material provided by the Underwriter for inclusion in the Offering Document (as revised from time to time, the "Underwriter Information"), insofar as such information relates to the Underwriter and the manner of offer and sale of the Securities, is true and correct in all material respects. In respect of the Prospectus, the parties hereto acknowledge and agree that the Underwriter Information is limited to the following: (i) the fifth paragraph on the front cover page of the Offering Document concerning market making activities; (ii) the first sentence of the last paragraph on the front cover page of the Offering Document concerning the terms of the offering; (iii) the first paragraph on page S-2 of the Offering Document concerning market making activities; (iv) the third paragraph on page S-2 of the Offering Document concerning stabilization activities; and (v) the information under the caption "Underwriting" in the Offering Document.

Section 4. Indemnification.

A. Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Company Party and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Company Party or Underwriter Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

B. The Underwriter agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party and each Company Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Underwriter's breach of any of its representations, warranties or agreements set forth in Section 3 hereof and (ii) any and all Losses to which any Financial Security Party or Company Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any

         Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information included therein.

C. Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 5. Indemnification Procedures. Except as provided below in
Section 6 with respect to contribution, the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party shall have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Party, but the fees and expenses of such separate counsel shall be at the expense of the Indemnified Party unless (i) the employment of counsel by the Indemnified Party at its expense have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action or proceeding within a reasonable time after receiving notice of the commencement of the action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnifying Party (it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Company Parties, one such firm for all Underwriter Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Company in respect of the Company Parties, by the Underwriter in respect of the Underwriter Parties and by Financial Security in respect of the Financial Security Parties), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Party and all such fees and expenses will be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

         Section 6. Contribution.

A. To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section
         6), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 6(b) below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

B. The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

C. The parties agree that Financial Security shall be solely responsible for the Financial Security Information, the Underwriter shall be solely responsible for the Underwriter Information and that the balance of each Offering Document shall be the responsibility of the Company.

D. Notwithstanding anything in this Section 6 to the contrary, the Underwriter shall not be required to contribute an amount in excess of the amount by which the total offering price of the Securities purchased by the Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of any breach by the Underwriter of its representations or warranties contained in Section 3 hereof.

E. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

F. Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

         Section 7. Miscellaneous.

A. Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto:

         If to Financial Security:

                               Financial Security Assurance Inc.
                               350 Park Avenue
                               New York, NY 10022
                               Attention: Senior Vice President --
                                 Surveillance Department (with a copy to the
                                 attention of the General Counsel)
                               Re:  National Auto Finance 1997-1 Trust,
                                    6.35% Automobile Receivables-Backed Notes
                               Confirmation:       (212) 826-0100
                               Telecopy Nos.:      (212) 339-3518,
                                                   (212) 339-3529
                               (in each case in which notice or
                               other communication to Financial
                               Security refers to an Event of
                               Default, a claim on the Policy or
                               with respect to which failure on the
                               part of Financial Security to
                               respond shall be deemed to
                               constitute consent or acceptance,
                               then a copy of such notice or other
                               communication should also be sent to
                               the attention of each of the General
                               Counsel and the Head-Financial
                               Guaranty Group and each such notice
                               shall be marked to indicate "URGENT
                               MATERIAL ENCLOSED.")

         If to the Company:

                               National Financial Auto Funding Trust
                               c/o Chase Manhattan Bank Delaware
                               802 Delaware Avenue
                               Wilmington, Delaware  19801

                               Attention:  Corporate Trust Administration

                               Telecopy No.:  (302) 575-5467
                               Confirmation:  (302) 575-5099
         with a copy to:

                               Chase Manhattan Bank Delaware
                               c/o The Chase Manhattan Bank, N.A.
                               4 Chase Metrotech Center
                               Brooklyn, New York  11242

                               Attention:  Corporate Trust Administration

                               Telecopy No.:  (718) 242-3529
                               Confirmation:  (718) 242-7283

         If to the Underwriter:

                               First Union Capital Market Corp.
                               One First Union Center
                               Charlotte, North Carolina  28288-0610

                               Attention:  Reginald H. Imamura
                               Telecopy No.:  (704) 374-3254
                               Confirm No.:   (704) 374-6501

B. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C. Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

D. Amendments. Amendments of this Agreement shall be in writing signed by each party hereto.

E. Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Company under the Underwriting Agreement or the Insurance Agreement.

F. Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.


                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                     FINANCIAL SECURITY ASSURANCE INC.


                                      By:
                                             ---------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------


                                      FIRST UNION CAPITAL MARKETS CORP.


                                      By:
                                             ---------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------


                                      NATIONAL FINANCIAL AUTO FUNDING TRUST


                                      By:
                                             ---------------------------------
                                      Name:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------
                                             of Chase Manhattan Bank Delaware,
                                             not in its individual capacity,
                                             but solely in its capacity as
                                             trustee for National Financial
                                             Auto Funding Trust

                                    EXHIBIT A


                      OPINION OF ASSISTANT GENERAL COUNSEL


         Based upon the foregoing, I am of the opinion that:

I. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

II. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

III. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

IV. The Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").

V. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

         In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Insurer" in the Prospectus Supplement dated July 17, 1997, which supplements the Base Prospectus dated July 17, 1997 (the "Offering Document") of the Company with respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Act in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the Offering Document, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion is rendered with respect to any financial statements or other financial information contained or referred to therein).



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